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Supplemental Information
(Unaudited)

December 31, 2000

Corporate Office Properties Trust
Index to Supplemental Information (Unaudited)
December 31, 2000

To Members of the Investment Community:

    We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, filed with the Securities and Exchange Commission and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Ms. Sara L. Grootwassink, Vice President, Finance and Investor Relations at (410) 992-7324 or sara.grootwassink@copt.com.

Shareholder Return

    Our shareholders earned a total return of 41.9% for the year 2000. As measured by the National Association of Real Estate Investment Trusts (NAREIT), our shareholders realized a two-year total return of 60.1% for the period ended December 31, 2000, first among all office REITS. This return computation includes dividends and share price appreciation.

Reporting Period Highlights—Fourth Quarter 2000

Financial Results

  •
  Reported FFO—diluted of $9,804,000 or $.31 per share/unit for the fourth quarter of 2000 as compared to $8,240,000 or $.28 per share/unit for the comparable 1999 period, representing an increase of 10.7% per share/unit. FFO—diluted increased $1,564,000, or 19.0%, over the comparable 1999 period.

  •
  Reported AFFO—diluted of $8,228,000 or $.26 per share/unit for the fourth quarter of 2000 as compared to $6,818,000 or $.23 per share/unit for the comparable 1999 period, representing an increase of 13.0% per share/unit.

Financing and Capital Transactions

  •
  Our debt to market capitalization is 57.3% and our debt to undepreciated book value of real estate assets is 60.4% as of December 31, 2000. We achieved an EBITDA interest coverage ratio of 2.33x for this quarter and 2.38x for the year.

  •
  We closed on two construction loans for $17,750,000 with an interest rate of LIBOR plus 175 and an average term of 2.75 years, including extension options.

  •
  We obtained permanent loan commitments for $39.6 million, with an interest rate of 7.9% and terms of seven years.

Operations

  •
  We renewed 65.8% of our office leases (based upon square footage) representing 56,037 square feet with an average capital cost of $9.72 per square foot during the 4th quarter. We realized increases in base and total rents on a straight-line basis of 17.7% and 10.6%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date. Base and total rent on a cash basis increased 13.2% and 6.7%, respectively, on this renewed and retenanted space.

  •
  Overall occupancy was 97.0% as of December 31, 2000. Occupancy rates exceeded 97.8% in the Baltimore/Washington Corridor, which represents 59.7% of our office square footage and 63.1% of our total office revenues for the 4th quarter of 2000. We were 98.2% leased as of December 31, 2000 for our office portfolio.

  •
  Weighted average lease term of our office portfolio is 4.6 years as of December 31, 2000, with an average contractual rental rate (including tenant reimbursements for operating costs) of $17.31 per square foot.

Development

  •
  We have five buildings under construction totaling approximately 569,349 square feet with an anticipated cost of $95.5 million and 49.1% pre-leased. We delivered two buildings in the fourth quarter totaling 137,673 square feet with an average lease-up of 76.9%.

  •
  Our three properties under development, which are anticipated to start in 2001, will add 277,239 square feet to our portfolio and are anticipated to cost $40.9 million.

  •
  This combined planned growth represents 13.1% of the existing square footage of our operating properties as of December 31, 2000 and 18.1% of our net investment in real estate.

Reporting Period Highlights—Year Ended December 31, 2000

Financial Results

  •
  Reported FFO—diluted of $37,504,000 or $1.17 per share/unit as compared to $31,401,000 or $1.07 per share/unit for the same period in 1999, representing an increase of 9.3% per share/unit. Similarly, reported AFFO—diluted of $30,554,000 or $.95 per share/unit for the same period as compared to $26,056,000 or $.89 per share/unit, representing an increase of 6.7% per share/unit.

Acquisitions/Dispositions

  •
  We accomplished our strategic objective to exit the retail segment with the sale of two retail properties and realized $3,583,000 in cash proceeds after debt repayment.

  •
  We purchased two office properties located in the Baltimore/Washington Corridor for $14,613,000. The properties contain 223,500 square feet, which equates to an average cost of $65.38 per square foot. We expect to realize a 17.3% average unleveraged cash on cash return on these acquisitions.

Financing and Capital Transactions

  •
  We paid common share dividends of $.78 per share in 2000, representing an increase of 5.4% over 1999.

  •
  We obtained $49,890,000 of new construction loan commitments ($18,447,000 has been drawn as of December 31, 2000) and raised $6,080,000 of net cash proceeds from investment in joint venture arrangements in connection with our development properties.

  •
  We refinanced three maturing construction loans into two permanent financings of $25,650,000 with an average interest rate of 8.32% over an average term of 5.31 years.

  •
  We purchased $125,000,000 of interest rate caps which limit LIBOR to rates ranging from 7.0% to 7.7% over terms expiring between October 2001 and May 2002.

  •
  We achieved FFO and AFFO payout ratios of 67.0% and 82.2% for the year.

  •
  We initiated our share repurchase plan and acquired 166,600 shares during the year for an average cost of $8.50 per share.

Operations

  •
  We executed new or renewed leases for 1,364,000 square feet in 2000, representing an increase in volume of 431,000 square feet and 46.2% over the prior year.

  •
  We achieved a 69.6% retention ratio during the year, coupled with a 15.7% increase in base rent on a straight-line basis on renewed and retenanted square footage, with an average capital cost of $9.28 per square foot. We realized a cash total rent (base rent and operating expense recoveries) increase of 5.7% on this same space.

  •
  Same office properties constitute 32 buildings of which 62.5% are located in the Baltimore/Washington Corridor. For the year, this same property cash NOI increased 6.2% over 1999 and represents 53.1% of total cash NOI.

  •
  We ended the year 97.0% occupied and 98.2% leased.

Development/Redevelopment

  •
  We completed five buildings totaling 380,760 square feet during 2000 with an average lease-up of 91.7% at the date placed into service.

  •
  We commenced development on four buildings totaling 427,239 square feet located in the Baltimore/Washington Corridor, in response to tenant demand. These development assets are located within our existing office parks.

Subsequent Events

  •
  In January 2001, we issued 544,000 Series D convertible preferred shares with a liquidation value of $25.00 per share, raising $11,968,000. The preferred shares have a 4% coupon and are convertible into common shares at a ratio of 2.2 to 1 (effective conversion price of $11.36 per common share).

  •
  Effective in January 2001, we executed a two-year, $100 million notional amount swap exchanging floating 30-day LIBOR for fixed LIBOR at 5.76%.

  •
  We acquired the remaining voting interests in Corporate Office Management, Inc. (COMI) and now own 100% of this service organization. Upon completion of this transaction, we elected to treat COMI as a taxable REIT subsidiary.

Note: This supplemental information contains "forward looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on the Company's current expectations, estimates and projections about future events and financial trends affecting the financial condition of the business. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance, events or results and involve potential risks and uncertainties. Accordingly, actual results may differ materially. The Company undertakes no obligations to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Quarterly Selected Financial Summary Data
(Dollars in thousands)

	2000				1999
	December 31	September 30	June 30	March 31	December 31
Total Revenues	$28,676	$28,039	$26,417	$25,861	$22,587
Net Operating Income	20,536	19,989	18,980	18,253	16,701
EBITDA	19,298	18,559	17,772	16,952	15,728
Net Income before Preferred Dividends	4,087	3,685	3,712	3,649	3,934
Preferred Dividends	(782)	(781)	(1,119)	(1,120)	(1,118)

Net Income Available to Common Shareholders	$3,305	$2,904	$2,593	$2,530	$2,816

Funds From Operations (FFO)—Diluted	$9,804	$9,550	$9,250	$8,900	$8,240
FFO per diluted share	$0.31	$0.30	$0.29	$0.28	$0.28
Adjusted FFO—Diluted(A)	$8,228	$6,691	$7,634	$7,429	$6,818
Adjusted FFO per diluted share	$0.26	$0.23	$0.24	$0.23	$0.23
Payout Ratios:
FFO—Diluted(B)	65.67%	67.42%	66.02%	68.95%	68.54%
AFFO—Diluted(C)	78.25%	87.68%	80.00%	82.61%	82.83%
Total Dividends/Distributions	$7,220	$7,220	$6,888	$6,918	$6,427

(A)
For the quarter ended September 30, 2000, the Series C convertible preferred units were anti-dilutive for AFFO calculations. Thus, in computing AFFO, the quarterly dividend of $572 was included in the numerator and the related 2,421 of Series C convertible preferred units (as if already converted into common shares) were excluded from the denominator.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B Cumulative Redeemable Preferred Shares which are subtracted to calculate FFO) by FFO diluted.

(C)
Computed by dividing total dividends/distributions (except for dividends on Series B Cumulative Redeemable Preferred Shares which are subtracted to calculate AFFO) by AFFO diluted. In addition, for the quarter ended September 30, 2000, the quarterly Series C preferred unit dividend of $572 was excluded from the numerator.

Quarterly Consolidated Balance Sheets
(Dollars in thousands except per share data)

	2000				1999
	December 31	September 30	June 30	March 31	December 31

Assets
Investment in real estate:
Land—operational	$140,018	$136,723	$141,646	$137,075	$135,641
Land—development	19,069	21,888	15,888	16,332	13,158
Construction in progress	17,131	21,579	20,300	25,832	20,667
Buildings and improvements	604,666	585,067	575,531	551,332	544,967
Investment in and advances to real estate joint ventures	3,974	8,606	—	—	—
Furniture, fixtures and equipment	344	345	345	345	335
Less: accumulated depreciation	(33,468)	(29,639)	(25,650)	(22,027)	(18,279)

Net investment in real estate	751,734	744,569	728,060	708,889	696,489
Cash and cash equivalents	4,981	3,259	630	869	2,376
Restricted cash	2,703	2,007	2,903	2,507	2,041
Accounts receivable, net	3,245	3,571	3,386	2,080	1,928
Investment in and advances to other unconsolidated entities	6,124	4,074	4,095	4,393	3,661
Deferred rent receivable	8,644	7,882	6,010	5,378	4,634
Deferred charges, net	12,905	12,667	10,953	8,133	7,525
Prepaid and other assets	4,501	6,836	4,197	2,551	2,380

Total assets	$794,837	$784,865	$760,234	$734,800	$721,034

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$474,349	$465,696	$436,679	$412,191	$399,627
Accounts payable and accrued expenses	10,227	6,435	11,245	7,929	6,597
Rents received in advance and security deposits	3,883	5,351	4,277	4,168	3,776
Dividends/distributions payable	7,090	7,090	6,757	6,787	6,298

Total liabilities	495,549	484,572	458,958	431,075	416,298

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	24,367	24,367	24,367
Common Units in the Operating Partnership	81,069	81,402	78,720	80,422	88,170
Other consolidated partnership	124	115	109	106	98

Total minority interests	105,560	105,884	103,196	104,895	112,635

Commitments and contingencies	—	—	—	—	—
Beneficiaries' equity:
Preferred Shares ($0.01 par value; 5,000,000 authorized);
1,025,000 designated as Series A Convertible Preferred Shares of beneficial interest (1 share issued as of December 31, 2000)	—	—	10	10	10
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of December 31, 2000)	12	12	12	12	12
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 20,575,936 shares issued as of December 31, 2000)	206	206	187	185	176
Treasury Shares, at cost (166,600 shares as of December 31, 2000)	(1,415)	(1,415)	(1,415)	(52)	—
Additional paid-in capital	209,388	209,384	211,978	210,524	202,867
Accumulated deficit	(11,064)	(10,379)	(9,293)	(8,450)	(7,547)
Value of unearned restricted Common Share grants	(3,399)	(3,399)	(3,399)	(3,399)	(3,417)

Total beneficiaries' equity	193,728	194,409	198,080	198,830	192,101

Total beneficiaries' equity and minority interests	299,288	300,293	301,276	303,725	304,736

Total liabilities and beneficiaries' equity	$794,837	$784,865	$760,234	$734,800	$721,034

Note: Other unconsolidated entities include Corporate Office Services, Inc. (COS); Corporate Office Management, Inc. (COMI); Corporate Development Services, LLC (CDS); MediTract, LLC; Corporate Management Services, LLC (CMS); Corporate Realty Management, LLC (CRM); and Martin G. Knott and Associates, LLC.

Quarterly Consolidated Statements of Operations and Funds From Operations (FFO)
(Dollars and units in thousands)

	2000				1999
	December 31	September 30	June 30	March 31	December 31

Revenues
Rental revenue	$24,269	$23,980	$23,154	$21,906	$19,222
Tenant recoveries and other revenue	4,407	4,059	3,263	3,955	3,365

Total Revenues	28,676	28,039	26,417	25,861	22,587
Expenses
Property operating	3,220	3,596	3,049	2,883	2,278
Repairs and maintenance	3,491	3,018	3,065	3,439	2,485
Real estate taxes	1,429	1,436	1,323	1,286	1,123

Total Property Expenses	8,140	8,050	7,437	7,608	5,886
Net Operating Income	20,536	19,989	18,980	18,253	16,701
General and administrative	(1,040)	(1,319)	(1,160)	(1,348)	(888)
Equity in (loss) income of unconsolidated entities	(198)	(111)	(48)	47	(85)

EBITDA	19,298	18,559	17,772	16,952	15,728
Interest expense	(8,266)	(7,850)	(7,404)	(6,934)	(6,399)
Series B Preferred Share dividends	(782)	(781)	(780)	(781)	(780)
Amortization of deferred financing costs	(416)	(349)	(311)	(306)	(260)
Depreciation on unconsolidated real estate entities	(4)	(3)	(3)	(3)	(22)
Minority interestholders' share of operations	(9)	(6)	(4)	(7)	(8)
Depreciation of corporate FF&E	(17)	(20)	(20)	(20)	(19)

Funds From Operations (FFO)—Diluted	9,804	9,550	9,250	8,900	8,240
Depreciation and other amortization	(4,485)	(4,275)	(4,287)	(3,853)	(3,290)
Gain on property sales	50	—	57	—	—
Loss on early extinguishment of debt	(2)	(109)	(42)	—	(65)
Depreciation on unconsolidated real estate entities	4	3	3	3	16
Minority interestholders' share of operations	9	6	4	7	14
Series B Preferred Share dividends	782	781	780	781	780

Income Before Minority Interests and Preferred Share dividends	6,162	5,956	5,765	5,839	5,695
Minority Interests:
Preferred Units in Operating Partnership	(572)	(572)	(548)	(548)	(61)
Common Units in Operating Partnership	(1,494)	(1,693)	(1,501)	(1,634)	(1,692)
Other consolidated partnership	(9)	(6)	(4)	(7)	(8)
Preferred Share dividends	(782)	(781)	(1,119)	(1,120)	(1,118)

Net Income Available to Common Shareholders	$3,305	$2,904	$2,593	$2,530	$2,816

Funds From Operations (FFO)—Diluted	$9,804	$9,550	$9,250	$8,900	$8,240
Preferred Units in Operating Partnership(1)	—	(572)	—	—	—
Straight line rents	(800)	(1,872)	(693)	(742)	(632)
Non-incremental capital expenditures	(776)	(415)	(923)	(729)	(790)

Adjusted Funds from Operations—Diluted	$8,228	$6,691	$7,634	$7,429	$6,818

Preferred dividends/distributions (2)	1,353	1,353	1,668	1,668	1,179
Common dividends/distributions	5,867	5,867	5,220	5,250	5,248

Total Dividends/Distributions	$7,220	$7,220	$6,888	$6,918	$6,427

(1)
For the quarter ended September 30, 2000, the Series C convertible preferred units were anti-dilutive for AFFO calculations. Thus, in computing AFFO, the quarterly dividend of $572 was included in the numerator and the related 2,421 of Series C convertible preferred units (as if already converted into common shares) were excluded from the denominator.

(2)
Includes Series B Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

Quarterly Consolidated Statements of Operations and FFO per Diluted Share
(Shares in thousands)

	2000				1999
	December 31	September 30	June 30	March 31	December 31

Revenues
Rental revenue	$0.76	$0.75	$0.71	$0.68	$0.65
Tenant recoveries and other revenue	0.14	0.13	0.10	0.12	0.11

Total Revenues	0.90	0.88	0.82	0.80	0.76
Expenses
Property operating	0.10	0.11	0.09	0.09	0.08
Repairs and maintenance	0.11	0.09	0.09	0.11	0.08
Real estate taxes	0.04	0.04	0.04	0.04	0.04

Total Property Expenses	0.25	0.25	0.23	0.24	0.20
Net Operating Income	0.64	0.63	0.59	0.56	0.56
General and administrative	(0.03)	(0.04)	(0.04)	(0.04)	(0.03)
Equity in (loss) income of unconsolidated entities	(0.01)	(0.00)	(0.00)	0.00	(0.00)

EBITDA	0.60	0.58	0.55	0.52	0.53
Interest expense	(0.26)	(0.25)	(0.23)	(0.21)	(0.22)
Series B Preferred Share dividends	(0.02)	(0.02)	(0.02)	(0.02)	(0.03)
Amortization of deferred financing costs	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Depreciation on unconsolidated real estate entities	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Minority interestholders' share of operations	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Depreciation of corporate FF&E	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Funds From Operations (FFO)—Diluted	0.31	0.30	0.29	0.28	0.28
Depreciation and other amortization	(0.14)	(0.13)	(0.13)	(0.12)	(0.11)
Gain on property sales	0.00	—	0.00	—	—
Loss on early extinguishment of debt	(0.00)	(0.00)	(0.00)	—	(0.00)
Depreciation on unconsolidated real estate entities	0.00	0.00	0.00	0.00	0.00
Minority interestholders' share of operations	0.00	0.00	0.00	0.00	0.00
Series B Preferred Share dividends	0.02	0.02	0.02	0.02	0.03

Income Before Minority Interests and Preferred Share dividends	0.19	0.19	0.18	0.18	0.19
Minority Interests:
Preferred Units in Operating Partnership	(0.02)	(0.02)	(0.02)	(0.02)	(0.00)
Common Units in Operating Partnership	(0.05)	(0.05)	(0.05)	(0.05)	(0.06)
Other consolidated partnership	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Preferred Share dividends	(0.02)	(0.02)	(0.03)	(0.03)	(0.04)

Net Income Available to Common Shareholders	$0.10	$0.09	$0.08	$0.08	$0.09

Funds From Operations (FFO)—Diluted	$0.31	$0.30	$0.29	$0.28	$0.28
Preferred Units in Operating Partnership	—	(0.02)	—	—	—
Straight line rents	(0.02)	(0.06)	(0.02)	(0.02)	(0.02)
Non-incremental capital expenditures	(0.02)	(0.01)	(0.03)	(0.02)	(0.03)

Adjusted Funds from Operations—Diluted	$0.26	$0.23	$0.24	$0.23	$0.23

For FFO Computations:
Weighted Average Converted Preferred Shares/Units	2,421	2,421	4,642	4,642	2,123
Weighted Average Common Shares/Units Outstanding	29,611	29,561	27,750	27,683	27,620

Weighted Average Diluted Shares Outstanding	32,032	31,982	32,393	32,325	29,743

For AFFO Computations:
Weighted Average Converted Preferred Shares/Units	2,421	—	4,642	4,642	2,123
Weighted Average Common Shares/Units Outstanding	29,611	29,561	27,750	27,683	27,620

Weighted Average Diluted Shares Outstanding	32,032	29,561	32,393	32,325	29,743

Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues

	2000								1999
	December 31		September 30		June 30		March 31		December 31

Revenues
Rental revenue	85%		86%		88%		85%		85%
Tenant recoveries and other revenue	15%		14%		12%		15%		15%

Total Revenues	100%		100%		100%		100%		100%
Expenses
Property operating	11%		13%		12%		11%		10%
Repairs and maintenance	12%		11%		12%		13%		11%
Real estate taxes	5%		5%		5%		5%		5%

Total Property Expenses	28%		29%		28%		29%		26%
Net Operating Income	72%		71%		72%		71%		74%
General and administrative	(4%	)	(5%	)	(4%	)	(5%	)	(4%	)
Equity in (loss) income of unconsolidated entities	(1%	)	(0%	)	(0%	)	0%		(0%	)

EBITDA	67%		66%		67%		66%		70%
Interest expense	(29%	)	(28%	)	(28%	)	(27%	)	(28%	)
Series B Preferred Share dividends	(3%	)	(3%	)	(3%	)	(3%	)	(3%	)
Amortization of deferred financing costs	(1%	)	(1%	)	(1%	)	(1%	)	(1%	)
Depreciation on unconsolidated real estate entities	(0%	)	(0%	)	(0%	)	(0%	)	(0%	)
Minority interestholders' share of operations	(0%	)	(0%	)	(0%	)	(0%	)	(0%	)
Depreciation of corporate FF&E	(0%	)	(0%	)	(0%	)	(0%	)	(0%	)

Funds From Operations (FFO)—Diluted	34%		34%		35%		34%		36%
Depreciation and other amortization	(16%	)	(15%	)	(16%	)	(15%	)	(15%	)
Gain on property sales	0%		0%		0%		0%		0%
Loss on early extinguishment of debt	(0%	)	(0%	)	(0%	)	0%		(0%	)
Depreciation on unconsolidated real estate entities	0%		0%		0%		0%		0%
Minority interestholders' share of operations	0%		0%		0%		0%		0%
Series B Preferred Share dividends	3%		3%		3%		3%		3%

Income Before Minority Interests and Preferred Share dividends	21%		21%		22%		23%		25%
Minority Interests:
Preferred Units in Operating Partnership	(2%	)	(2%	)	(2%	)	(2%	)	(0%	)
Common Units in Operating Partnership	(5%	)	(6%	)	(6%	)	(6%	)	(7%	)
Other consolidated partnership	(0%	)	(0%	)	(0%	)	(0%	)	(0%	)
Preferred Share dividends	(3%	)	(3%	)	(4%	)	(4%	)	(5%	)

Net Income Available to Common Shareholders	12%		10%		10%		10%		12%

Funds From Operations (FFO)—Diluted	34%		34%		35%		34%		36%
Preferred Units in Operating Partnership	0%		(2%	)	0%		0%		0%
Straight line rents	(3%	)	(7%	)	(3%	)	(3%	)	(3%	)
Non-incremental capital expenditures	(3%	)	(1%	)	(3%	)	(3%	)	(3%	)

Adjusted Funds from Operations—Diluted	29%		24%		29%		29%		30%

Annual Selected Financial Summary Data
(Dollars in thousands)

	December 31
	2000	1999	1998

Total Revenues	$108,993	$81,112	$40,214
Net Operating Income	77,758	58,787	30,582
EBITDA	72,581	55,781	28,831
Net Income	15,134	15,083	4,696
Preferred Dividends	(3,802)	(2,854)	(327)

Net Income Available to Common Shareholders	$11,332	$12,229	$4,369

Funds From Operations (FFO)—Diluted	$37,504	$31,401	$16,154
FFO per diluted share	$1.17	$1.07	$0.82
Adjusted FFO—Diluted	$30,554	$26,056	$13,831
Adjusted FFO per diluted share	$0.95	$0.89	$0.70
Payout Ratios:
FFO—Diluted(A)	66.98%	64.31%	74.63%
AFFO—Diluted(B)	82.22%	77.50%	87.17%
Total Dividends/Distributions	$28,246	$21,694	$12,056

(A)
Computed by dividing total dividends/distributions (except for dividends on Series B Cumulative Redeemable Preferred Shares which are subtracted to calculate FFO) by FFO diluted.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B Cumulative Redeemable Preferred Shares which are subtracted to calculate AFFO) by AFFO diluted.

Annual Consolidated Balance Sheets
(Dollars in thousands except per share data)

	December 31
	2000	1999	1998

Assets
Investment in real estate:
Land—operational	$140,018	$135,641	$108,433
Land—development	19,069	13,158	8,941
Construction in progress	17,131	20,667	1,718
Buildings and improvements	604,666	544,967	436,932
Investment in and advances to real estate joint ventures	3,974	—	—
Furniture, fixtures and equipment	344	335	332
Less: accumulated depreciation	(33,468)	(18,279)	(9,469)

Net investment in real estate	751,734	696,489	546,887
Cash and cash equivalents	4,981	2,376	2,349
Restricted cash	2,703	2,041	293
Accounts receivable, net	3,245	1,928	2,986
Investment in and advances to other unconsolidated entities	6,124	3,661	2,351
Deferred rent receivable	8,644	4,634	2,263
Deferred charges, net	12,905	7,525	3,542
Prepaid and other assets	4,501	2,380	3,006

Total assets	$794,837	$721,034	$563,677

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$474,349	$399,627	$306,824
Accounts payable and accrued expenses	10,227	6,597	3,395
Rents received in advance and security deposits	3,883	3,776	2,789
Dividends/distributions payable	7,090	6,298	4,692

Total liabilities	495,549	416,298	317,700

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	52,500
Common Units in the Operating Partnership	81,069	88,170	24,696
Other consolidated partnership	124	98	—

Total minority interests	105,560	112,635	77,196

Commitments and contingencies	—	—	—
Beneficiaries' equity:
Preferred Shares ($0.01 par value; 5,000,000 authorized);
1,025,000 designated as Series A Convertible Preferred Shares of beneficial interest (1 share issued as of December 31, 2000)	—	10	10
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of December 31, 2000)	12	12	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 20,575,936 shares issued as of December 31, 2000)	206	176	168
Treasury Shares, at cost (166,600 shares as of December 31, 2000)	(1,415)	—
Additional paid-in capital	209,388	202,867	175,802
Accumulated deficit	(11,064)	(7,547)	(7,199)
Value of unearned restricted Common Share grants	(3,399)	(3,417)	—

Total beneficiaries' equity	193,728	192,101	168,781

Total beneficiaries' equity and minority interests	299,288	304,736	245,977

Total liabilities and beneficiaries' equity	$794,837	$721,034	$563,677

Note: Other unconsolidated entities include Corporate Office Services, Inc. (COS); Corporate Office Management, Inc. (COMI); Corporate Development Services, LLC (CDS); MediTract, LLC; Corporate Management Services, LLC (CMS); Corporate Realty Management, LLC (CRM); and Martin G. Knott and Associates, LLC.

Annual Consolidated Statements of Operations and Funds From Operations (FFO)
(Amounts in thousands)

	December 31
	2000	1999	1998

Revenues
Rental income	$93,309	$70,101	$35,676
Tenant recoveries and other income	15,684	11,011	4,538

Total Revenues	108,993	81,112	40,214
Expenses
Property operating	12,748	9,457	5,547
Repairs and maintenance	13,013	9,042	2,730
Real estate taxes	5,474	3,826	1,355

Total Property Expenses	31,235	22,325	9,632
Net Operating Income	77,758	58,787	30,582
General and administrative	(4,867)	(3,204)	(1,890)
Equity in income (loss) of unconsolidated entities	(310)	198	139

EBITDA	72,581	55,781	28,831
Interest expense	(30,454)	(21,808)	(12,207)
Series B Preferred Share dividends	(3,125)	(1,501)	—
Amortization of financing costs	(1,382)	(975)	(423)
Depreciation on unconsolidated real estate entities	(13)	(6)	—
Minority interestholders' share of operations	(26)	(8)	—
Depreciation of corporate FF&E	(77)	(82)	(47)

Funds From Operation (FFO)—Diluted	37,504	31,401	16,154
Depreciation and other amortization	(16,900)	(11,993)	(6,238)
Reformation costs	—	—	(637)
Gain on property sales	107	1,140	—
Loss on early extinguishment of debt	(153)	(903)	—
Depreciation on unconsolidated real estate entities	13	—	—
Minority interestholders' share of operations	26	14	—
Series B Preferred Share dividends	3,125	1,501	—

Income Before Minority Interests and Preferred Share dividends	23,722	21,160	9,279
Minority Interests:
Preferred Units in operating partnership	(2,240)	(2,620)	(3,412)
Common Units in operating partnership	(6,322)	(3,449)	(1,171)
Other consolidated partnership	(26)	(8)	—
Preferred Share dividends	(3,802)	(2,854)	(327)

Net Income Available to Common Shareholders	$11,332	$12,229	$4,369

Funds From Operation (FFO)—Diluted	$37,504	$31,401	$16,154
Straight line rents	(4,107)	(2,766)	(1,785)
Non-incremental capital expenditures	(2,843)	(2,579)	(538)

Adjusted Funds from Operations	$30,554	$26,056	$13,831

Preferred dividends/distributions	6,042	5,474	3,739
Common dividends/distributions	22,204	16,220	8,317

Total Dividends/Distributions	$28,246	$21,694	$12,056

Weighted average outstanding shares/units	32,154	29,372	19,686

Annual Consolidated Statements of Operations and FFO per Diluted Share
(Shares in thousands)

	December 31
	2000	1999	1998

Revenues
Rental income	$2.90	$2.39	$1.81
Tenant recoveries and other income	0.49	0.37	0.23

Total Revenues	3.39	2.76	2.04
Expenses
Property operating	0.40	0.32	0.28
Repairs and maintenance	0.40	0.31	0.14
Real estate taxes	0.17	0.13	0.07

Total Property Expenses	0.97	0.76	0.49
Net Operating Income	2.42	2.00	1.55
General and administrative	(0.15)	(0.11)	(0.10)
Equity in income (loss) of unconsolidated entities	(0.01)	0.01	0.01

EBITDA	2.26	1.90	1.46
Interest expense	(0.95)	(0.74)	(0.62)
Series B Preferred Share dividends	(0.10)	(0.05)	—
Amortization of deferred financing costs	(0.04)	(0.03)	(0.02)
Depreciation on unconsolidated real estate entities	(0.00)	—	—
Minority interestholders' share of operations	(0.00)	(0.00)	—
Depreciation of corporate FF&E	(0.00)	(0.00)	(0.00)

Funds From Operation (FFO)—Diluted	1.17	1.07	0.82
Depreciation and other amortization	(0.53)	(0.41)	(0.32)
Reformation costs	—	—	(0.03)
Gain on property sales	0.00	0.04	—
Loss on early extinguishment of debt	(0.00)	(0.03)	—
Depreciation on unconsolidated real estate entities	0.00	—	—
Minority interestholders' share of operations	0.00	0.00	—
Series B Preferred Share dividends	0.10	0.05	—

Income Before Minority Interests and Preferred Share dividends	0.74	0.72	0.47
Minority Interests:
Preferred Units in operating partnership	(0.07)	(0.09)	(0.17)
Common Units in operating partnership	(0.20)	(0.12)	(0.06)
Other consolidated partnership	(0.00)	(0.00)	—
Preferred Share dividends	(0.12)	(0.10)	(0.02)

Net Income Available to Common Shareholders	$0.35	$0.42	$0.22

Funds From Operation (FFO)—Diluted	$1.17	$1.07	$0.82
Straight line rents	(0.13)	(0.09)	(0.09)
Non-incremental capital expenditures	(0.09)	(0.09)	(0.03)

Adjusted Funds from Operations	$0.95	$0.89	$0.70

Weighted Average Diluted Shares Outstanding	32,154	29,372	19,686

Annual Consolidated Statements of Operations and FFO as a
Percentage of Total Revenues

	December 31
	2000		1999		1998

Revenues
Rental income	86%		86%		89%
Tenant recoveries and other income	14%		14%		11%

Total Revenues	100%		100%		100%
Expenses
Property operating	12%		12%		14%
Repairs and maintenance	12%		11%		7%
Real estate taxes	5%		5%		3%

Total Property Expenses	29%		28%		24%
Net Operating Income	71%		72%		76%
General and administrative	(4%	)	(4%	)	(5%	)
Equity in income (loss) of unconsolidated entities	(0%	)	0%		0%

EBITDA	67%		69%		72%
Interest expense	(28%	)	(27%	)	(30%	)
Series B Preferred Share dividends	(3%	)	(2%	)	0%
Amortization of deferred financing costs	(1%	)	(1%	)	(1%	)
Depreciation on unconsolidated real estate entities	(0%	)	0%		0%
Minority interestholders' share of operations	(0%	)	(0%	)	0%
Depreciation of corporate FF&E	(0%	)	(0%	)	(0%	)

Funds From Operation (FFO)—Diluted	34%		39%		40%
Depreciation and other amortization	(16%	)	(15%	)	(16%	)
Reformation costs	0%		0%		(2%	)
Gain on property sales	0%		1%		0%
Loss on early extinguishment of debt	(0%	)	(1%	)	0%
Depreciation on unconsolidated real estate entities	0%		0%		0%
Minority interestholders' share of operations	0%		0%		0%
Series B Preferred Share dividends	3%		2%		0%

Income Before Minority Interests and Preferred Share dividends	22%		26%		23%
Minority Interests:
Preferred Units in operating partnership	(2%	)	(3%	)	(8%	)
Common Units in operating partnership	(6%	)	(4%	)	(3%	)
Other consolidated partnership	(0%	)	(0%	)	0%
Preferred Share dividends	(3%	)	(4%	)	(1%	)

Net Income Available to Common Shareholders	10%		15%		11%
Funds From Operation (FFO)—Diluted	34%		39%		40%
Straight line rents	(4%	)	(3%	)	(4%	)
Non-incremental capital expenditures	(3%	)	(3%	)	(1%	)

Adjusted Funds from Operations	28%		32%		34%

Preferred dividends/distributions	6%		7%		9%
Common dividends/distributions	20%		20%		21%

Total Dividends/Distributions	26%		27%		30%

Quarterly Equity Analysis
(Amounts in thousands, except per share data, share prices and ratios)

	2000				1999
	December 31	September 30	June 30	March 31	December 31

Common Equity—End of Quarter
Common Shares(1)	20,409	20,407	18,544	18,529	17,646
Common Units	9,388	9,388	9,388	9,558	10,435

Total	29,797	29,795	27,932	28,087	28,081

Convertible Preferred Equity—End of Quarter
Convertible Series A Preferred Shares Outstanding(2)	0	0	984	984	984
Conversion Ratio	1.8748	1.8748	1.8748	1.8748	1.8748
Common Shares Issued Assuming Conversion	0	0	1,845	1,845	1,845
Preferred Share Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Convertible Series C Preferred Units Outstanding (3)	1,017	1,017	975	975	975
Conversion Ratio	2.3810	2.3810	2.3810	2.3810	2.3810
Common Units Issued Assuming Conversion	2,421	2,421	2,321	2,321	2,321
Preferred Units Book Value per Unit	$25.00	$25.00	$25.00	$25.00	$25.00
Perpetual Preferred Equity—End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Preferred Share Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Weighted Average Shares:
Weighted Average Common Shares Outstanding	19,947	19,934	18,014	17,353	17,176
Weighted Average Preferred Shares Outstanding Assuming Conversion	0	—	1,845	1,845	1,845
Weighted Average Dilutive Options	276	239	180	50	10
Weighted Average Dilutive Warrants(3)	—	—	476	476	—
Weighted Average Common Units	9,388	9,388	9,556	10,281	10,435
Weighted Average Preferred Units Assuming Conversion	2,421	2,421	2,321	2,321	277

Weighted Avg. Shares/Units Outstanding Assuming Conversion of Preferred Shares/Units	32,032	31,982	32,393	32,325	29,743

Common Shares Trading Volume
Average Daily Volume (Shares)	13	20	22	19	23
Average Daily Volume (Dollars in thousands)	$122.20	$188.38	$187.74	$152.05	$174.37
As a Percentage of Common Shares	0.1%	0.1%	0.1%	0.1%	0.1%
Common Share Price Range
Quarterly High	$10.00	$10.13	$9.25	$8.38	$8.25
Quarterly Low	$8.94	$8.75	$8.00	$7.50	$7.06
Quarterly Average	$9.63	$9.39	$8.72	$7.92	$7.70
End of Quarter	$9.94	$9.94	$9.19	$8.19	$7.63
Capitalization
Liquidation Value of Preferred Shares/Units	$56,667	$56,667	$80,224	$80,224	$80,224
Market Value of Common Shares/Units	296,106	296,088	256,625	229,962	214,118

Total Equity Market Capitalization	$352,773	$352,754	$336,850	$310,187	$294,342

Total Debt	$474,349	$465,696	$436,679	$412,191	$399,627

Total Market Capitalization	$827,122	$818,450	$773,529	$722,378	$693,969

Debt to Total Market Capitalization	57.3%	56.9%	56.5%	57.1%	57.6%
Debt to Undepreciated Book Value of Real Estate Assets	60.4%	59.9%	57.9%	56.4%	55.9%

(1)
Net of 166,600 treasury shares as of December 31, 2000.

(2)
Converted September 28, 2000 except for 1 Convertible Series A preferred share.

(3)
Eliminated a warrant to acquire a maximum of 476,200 common units in exchange for the issuance of 42,000 Series C convertible preferred units in July 2000.

Quarterly Valuation Analysis
(Dollars in thousands except per share data and ratios)

	2000				1999
	December 31	September 30	June 30	March 31	December 31

PRICING MULTIPLES
NOI Multiple
(Market value of Common Equity + Avg. Preferred Share/Units+ Avg. Total Debt) / Ann. NOI	9.61x	10.05x	10.10x	9.80x	10.16x
EBITDA Multiple
(Market value of Common Equity + Avg. Preferred Share/Units + Avg. Total Debt) / Ann. EBITDA	10.22x	10.83x	10.79x	10.55x	10.80x
FFO Multiple
(Quarter End Common Share Price / Ann. FFO—diluted)	8.12x	8.32x	8.04x	7.43x	6.88x
AFFO Multiple
(Quarter End Common Share Price / Ann. AFFO—diluted)	9.67x	10.98x	9.75x	8.91x	8.32x
NOI Yield
(Ann. NOI / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	10.41%	9.95%	9.90%	10.21%	9.85%
EBITDA Yield
(Ann. EBITDA / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	9.78%	9.24%	9.27%	9.48%	9.25%
FFO Yield
(Ann. FFO / Quarter End Common Share Price)	12.32%	12.02%	12.43%	13.45%	14.53%
AFFO Yield
(Ann. AFFO / Quarter End Common Share Price)	10.34%	9.11%	10.26%	11.23%	12.03%
Total Market Capitalization Per Square Foot
((Market Value of Common Stock + Preferred Share/Units + Total Debt ) / GLA)(1)	$127.79	$128.86	$121.76	$118.79	$114.21
RETURNS
Yield on Real Estate Owned—NOI
(Ann. NOI / Avg. Adjusted Gross Real Estate Investment) (2)	11.15%	11.06%	10.80%	10.66%	10.41%
Yield on Real Estate Owned—EBITDA
(Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment) (2)	10.48%	10.27%	10.11%	9.90%	9.78%
Return on Book Value of Average Equity & Minority Interest
(Ann. EBTDA / Avg. Equity & Minority Interest)	14.72%	14.24%	13.71%	13.17%	12.74%

(1)
Excludes square footage of assets under development or under construction.

(2)
Excludes land-development, construction in progress and investment in real estate joint ventures as these assets are not yet income generating.

Quarterly Debt Analysis
(Dollars in thousands)

	2000				1999
	December 31	September 30	June 30	March 31	December 31

Debt Outstanding
Mortgage Loans	$329,955	$338,063	$313,325	$319,624	$317,392
Construction Loans	33,058	25,586	38,669	29,067	24,735
Revolving Credit Facility	29,091	4,761	—	—	—
Secured Revolving Credit Facility	82,245	97,285	84,685	63,500	57,500

	$474,349	$465,695	$436,679	$412,191	$399,627

Average Outstanding Balance
Mortgage Loans	$325,971	$319,745	$318,249	$317,436	$288,515
Construction Loans	28,277	37,700	34,145	26,551	18,825
Revolving Credit Facility	22,545	2,381	—	—	—
Secured Revolving Credit Facility	90,910	91,239	77,794	61,199	54,048

	$467,703	$451,065	$430,188	$405,186	$361,388

Interest Rate Structure
Fixed	$201,715	$305,614	$277,575	$283,624	$281,253
Variable	147,634	60,081	109,104	128,567	118,374
Variable Subject to Interest Rate Protection(1-3)	125,000	100,000	50,000	—	—

	$474,349	$465,695	$436,679	$412,191	$399,627

% of Fixed Rate Loans (A)	42.52%	65.63%	63.56%	68.81%	70.38%
% of Variable Rate Loans	57.48%	34.37%	36.44%	31.19%	29.62%

	100.00%	100.00%	100.00%	100.00%	100.00%

(A) Excludes interest rate protection agreements.
Average Interests Rates
Mortgage & Construction Loans	7.84%	7.62%	7.52%	7.53%	7.45%
Revolving Credit Facility	8.17%	8.12%	n/a	n/a	n/a
Secured Revolving Credit Facility	8.38%	8.33%	8.11%	7.68%	7.61%
Total Weighted Average	7.96%	7.64%	7.58%	7.55%	7.48%
Debt Ratios
Debt to Total Market Capitalization	57.3%	56.9%	56.5%	57.1%	57.6%
Debt to Undepreciated Book Value of Real Estate Assets	60.4%	59.9%	57.9%	56.4%	55.9%
Coverage Ratios (excluding capitalized interest)
Interest Coverage—NOI	2.48x	2.55x	2.56x	2.63x	2.61x
(NOI / Interest)
Interest Coverage—EBITDA	2.33x	2.36x	2.40x	2.44x	2.46x
(EBITDA / Interest)
Interest Coverage—EBITDA—YTD	2.38x	2.40x	2.42x	2.44x	2.56x
(EBITDA / Interest—Year-to-date)
Debt Service Coverage—NOI	2.20x	2.28x	2.32x	2.35x	2.32x
(NOI / (Interest + Principal Amortization))
Debt Service Coverage—EBITDA	2.07x	2.11x	2.17x	2.18x	2.18x
(EBITDA / (Interest + Principal Amortization))
Fixed Charge Coverage—NOI	2.13x	2.17x	2.09x	2.12x	2.20x
(NOI / (Interest + Preferred Distribution))
Fixed Charge Coverage—EBITDA	2.01x	2.02x	1.96x	1.97x	2.08x
(EBITDA / (Interest + Preferred Distribution))

(1)
We purchased a $50 million 2-year cap on LIBOR at a rate of 7.7% which expires May 31, 2002.

(2)
We purchased a $50 million 1-year cap on LIBOR at a rate of 7.0% which expires October 13, 2001.

(3)
We purchased a $25 million 1-year cap on LIBOR at a rate of 7.0% which expires October 13, 2001.

Effective in January 2001, we executed a $100 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 5.76% over a two-year period.

Quarterly Operating Ratios
(Dollars in thousands except per share data and ratios)

	2000				1999
	December 31	September 30	June 30	March 31	December 31

OPERATING RATIOS
NOI as a % of Real Estate Revenues
(NOI / (Rental Revenue + Oper. Expense Reimb.))	71.61%	71.29%	71.85%	70.58%	73.94%
EBITDA as a % of Real Estate Revenues
(EBITDA / (Rental Revenue + Oper. Expense Reimb.))	67.30%	66.19%	67.27%	65.55%	69.64%
G&A as a % of Real Estate Revenues
(G&A / (Rental Revenue + Oper. Expense Reimb.))	3.63%	4.70%	4.39%	5.21%	3.93%
G&A as a % of EBITDA
(G&A / EBITDA)	5.39%	7.11%	6.53%	7.95%	5.65%
Quarter end occupancy for entire portfolio	97.03%	97.33%	96.66%	97.26%	97.46%
Quarter end % leased for office portfolio	98.17%	98.30%	98.40%	98.00%	98.50%
Non-Incremental Capital Expenditures	$776	$415	$923	$729	$790
Non-Incremental Capital Expenditures per average square feet	$0.12	$0.07	$0.15	$0.12	$0.14
Non-Incremental Capital Expenditures per Diluted Share	$0.02	$0.01	$0.03	$0.02	$0.03
Non-Incremental Capital Expenditures as a % of NOI	3.78%	2.08%	4.86%	3.99%	4.73%

Quarterly Dividend Analysis

	2000				1999
	December 31	September 30	June 30	March 31	December 31

Common Share Dividends
Dividends per share/unit	$0.20	$0.20	$0.19	$0.19	$0.19
Increase over prior quarter	0.0%	5.3%	0.0%	0.0%	0.0%
Increase over prior year	5.3%	5.3%	5.6%	5.6%	5.6%
Common Dividend Payout Ratios
Payout—FFO—Diluted	65.7%	67.4%	66.0%	69.0%	68.5%
((Dividend + Distributions)/FFO)
Payout—AFFO—Diluted	78.3%	87.7%	80.0%	82.6%	82.8%
(Dividend/FAD)
Dividend Coverage—FFO—Diluted	1.52x	1.48x	1.51x	1.45x	1.46x
(FFO/dividends)
Dividend Coverage—AFFO—Diluted	1.28x	1.14x	1.25x	1.21x	1.21x
(AFFO/dividends)
Common Dividend Yields
Dividend Yield	8.05%	8.05%	8.27%	9.28%	9.97%
Series C Preferred Unit Distributions
Preferred Unit Distributions Per Share (1)	$0.5625	$0.5625	$0.5625	$0.5625	$0.0625
Preferred Unit Distributions Yield	9.00%	9.00%	9.00%	9.00%	9.00%
Quarter End Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Series A Preferred Share Dividends
Preferred Share Dividends Per Share	$0.34375	$0.34375	$0.34375	$0.34375	$0.34375
Preferred Share Dividend Yield	5.50%	5.50%	5.50%	5.50%	5.50%
Quarter End Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.6250	$0.6250	$0.6250	$0.6250	$0.6250
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

(1)
Series C Preferred Unit distributions prorated for actual number of days outstanding in the quarter ended December 31, 1999.

Investor Composition and Analyst Coverage
(as of December 31, 2000)

SHAREHOLDER CLASSIFICATION	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total

Constellation Real Estate, Inc.	8,876,171	—	2	8,876,173	27.55%
Insiders	1,138,409	7,837,937	—	8,976,346	27.86%
Institutional Ownership	3,822,330	—	—	3,822,330	11.86%
Other / Retail	6,572,426	1,549,599	2,420,672	10,542,697	32.72%

	20,409,336	9,387,536	2,420,674	32,217,546	100.00%

RESEARCH COVERAGE	December 31, 2000	September 30, 2000	June 30, 2000	March 31, 2000	December 31, 1999

A. G. Edwards	x	x
Deutsche Banc Alex. Brown	x			x	x
Credit Suisse First Boston	x	x	x	x	x
CIBC Oppenheimer					x
Janney Montgomery Scott	x	x	x	x	x
Tucker Anthony Cleary Gull			x	x	x
Johnston, Lemon			x	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
Prudential Securities Incorporated		x	x	x	x
McDonald Investments	x	x	x	x

Source: Institutional ownership was obtained from filed Forms 13(f) as of September 30, 2000 per Vickers Stock Research Corporation.

Debt Maturity Schedule December 31, 2000
(Dollars in thousands)

	Mortgages
Year of Maturity	Monthly Amortization	Due on Maturity	Construction(1) Loans	Term Credit(2) Facility	$100,000 Secured Revolving Credit Facility	$50,000 Revolving Credit Facility	Total Scheduled Payments
2001	3,702	7,000	2,192	—	82,245	29,091	124,230
2002	3,820	11,592	15,542	100,000	—	—	130,954
2003	4,020	4,308	16,082	—	—	—	24,410
2004	4,008	25,762	—	—	—	—	29,770
2005	3,876	20,174	—	—	—	—	24,050
2006	3,533	59,975	—	—	—	—	63,508
2007	2,378	6,142	—	—	—	—	8,520
2008	2,047	66,860	—	—	—	—	68,907

	$27,384	$201,813	$33,816	$100,000	$82,245	$29,091	$474,349

Notes:

(1)
We have the right to extend a $9,019 construction loan for a one-year period, subject to certain conditions, upon maturity in 2001. The above table includes this maturity of $8,727 in 2002. We also have the right to extend two construction loans of $9,978 and $1,626 each for a one-year period, subject to certain conditions, upon maturity in 2002. The above table includes $11,278 in 2003 as a maturity for these two loans. Finally, a $4,843 construction loan contains a two-year extension period. A maturity of $4,702 in Year 2003 has been presented in the above table, as if extended. The remaining loans mature as follows: $6,350 in May 2002 and $2,000 in September 2001 (assuming the three-month extension is exercised). The loan balances as of December 31 represent the outstanding balance as of that date.

(2)
The Term Credit Facility was extended through October 13, 2001. We have the right to extend for another one-year period, subject to certain conditions. Effective on October 14, 2000, the interest rate converted to LIBOR plus 175. This loan has been presented as maturing in October 2002 in the above table.

We have obtained interest rate protection agreements as follows:

$50 million cap on thirty-day LIBOR at 7.7% expiring in May 2002.
$50 million cap on thirty-day LIBOR at 7.0% expiring in October 2001.
$25 million cap on thirty-day LIBOR at 7.0% expiring in October 2001.

Effective in January 2001, $100 million notional amount swap of thirty-day LIBOR at 5.76% expiring in January 2003.

Property Summary by Region — December 31, 2000

	Submarket	State	Year Built or Renovated	Single Story (S) or Multi- story (M)	Rentable Square Feet	Anticipated Rentable Square Feet Development
Office Properties
Baltimore /Washington Corridor
131 National Business Parkway	BWI Airport	MD	1990	M	68,906
132 National Business Parkway	BWI Airport	MD	2000	M	118,456
133 National Business Parkway	BWI Airport	MD	1997	M	88,666
134 National Business Parkway	BWI Airport	MD	1999	M	93,482
135 National Business Parkway	BWI Airport	MD	1998	M	86,863
141 National Business Parkway	BWI Airport	MD	1990	M	86,964
2721 Phoenix Road (221 NBP)	BWI Airport	MD	2000	M	117,890
2701 Phoenix Road (201 NBP) (1)	BWI Airport	MD		M		118,000
2711 Phoenix Road (211 NBP) (1)	BWI Airport	MD		M		150,000
1099 Winterson Road	BWI Airport	MD	1988	M	70,569
1190 Winterson Road	BWI Airport	MD	1987	M	68,567
1199 Winterson Road	BWI Airport	MD	1988	M	96,636
1201 Winterson Road	BWI Airport	MD	1985	M	67,903
1331 Ashton Road	BWI Airport	MD	1989	S	29,936
1334 Ashton Road	BWI Airport	MD	1989	S	37,565
1340 Ashton Road	BWI Airport	MD	1989	S	46,400
1341 Ashton Road	BWI Airport	MD	1989	S	15,841
1343 Ashton Road	BWI Airport	MD	1989	S	9,962
1344 Ashton Road	BWI Airport	MD	1989	M	16,865
1350 Dorsey Road	BWI Airport	MD	1989	S	19,992
2730 Hercules Road	BWI Airport	MD	1990	M	240,336
7240 Parkway Drive	BWI Airport	MD	1985	M	73,500
7318 Parkway Drive	BWI Airport	MD	1984	S	59,204
7321 Parkway Drive	BWI Airport	MD	1984	S	39,822
7467 Ridge Road	BWI Airport	MD	1990	M	73,756
800 International Drive	BWI Airport	MD	1988	S	50,979
849 International Drive	BWI Airport	MD	1988	M	68,186
881 Elkridge Landing Road	BWI Airport	MD	1986	M	73,572
900 Elkridge Landing Road	BWI Airport	MD	1982	M	97,139
900 International Drive	BWI Airport	MD	1986	S	57,140
911 Elkridge Landing Road	BWI Airport	MD	1985	M	68,297
921 Elkridge Landing Road	BWI Airport	MD	1983	M	54,057
930 International Drive	BWI Airport	MD	1986	S	57,140
939 Elkridge Landing Road	BWI Airport	MD	1983	M	51,953
999 Corporate Boulevard	BWI Airport	MD	2000	M	67,351
1302 Concourse Drive	BWI Airport	MD	1996	M	84,607
1304 Concourse Drive	BWI Airport	MD		M		100,000
1306 Concourse Drive	BWI Airport	MD	1990	M	113,837
1615 and 1629 Thames Street	Baltimore City	MD	1989	M	103,683
9690 Deereco Road	North Baltimore County	MD	1988	M	133,702
375 West Padonia Road	North Baltimore County	MD	1986	M	100,804
9140 Route 108	Howard County Perimeter	MD	1974/1985	S	150,000
6716 Alexander Bell Drive	Howard County Perimeter	MD	1990	M	51,980
6740 Alexander Bell Drive	Howard County Perimeter	MD	1992	M	61,878
6750 Alexander Bell Drive	Howard County Perimeter	MD		M		78,460
6760 Alexander Bell Drive	Howard County Perimeter	MD	1991	M	37,248
6940 Columbia Gateway Drive	Howard County Perimeter	MD	1999	M	108,737
6950 Columbia Gateway Drive	Howard County Perimeter	MD	1998	M	107,778
6711 Columbia Gateway Drive	Howard County Perimeter	MD		M		122,889
6731 Columbia Gateway Drive	Howard County Perimeter	MD		M		122,889
Robert Fulton Drive—Phase I (1)	Howard County Perimeter	MD		M		144,350
7200 Riverwood Drive	Howard County Perimeter	MD	1986	S	160,000
8815 Centre Park Drive	Howard County Perimeter	MD	1987	M	53,782
14502 Greenview Drive	Laurel	MD	1988	M	71,873
14504 Greenview Drive	Laurel	MD	1985	M	69,194
6009—6011 Oxon Hill Road	Southern Prince George's County	MD	1990	M	181,768

	# of Operating Buildings:		49
Total Baltimore / Washington Corridor:					3,864,766	836,588

(1)
This property is owned through a joint venture.

Property Summary by Region — December 31, 2000

Office Propreties	Submarket	State	Year Built or Renovated	Single Story (S) or Multi- story (M)	Rentable Square Feet	Anticipated Rentable Square Feet Development
Greater Philadelphia
751 Jolly Road	Blue Bell	PA	1966/1991	M	112,958
753 Jolly Road	Blue Bell	PA	1960/1992-94	M	419,472
760 Jolly Road	Blue Bell	PA	1974/1994	M	208,854
785 Jolly Road	Blue Bell	PA	1970/1996	M	219,065

	# of Operating Buildings:		4
Total Greater Philadelphia:					960,349	—

Greater Harrisburg
2601 Market Place	East Shore	PA	1989	M	67,753
2605 Interstate Drive	East Shore	PA	1990	M	84,268
6375 Flank Drive	East Shore	PA	2000	S	19,783
6385 Flank Drive	East Shore	PA	1995	S	32,800
75 Shannon Road	East Shore	PA	1999	S	20,887
85 Shannon Road	East Shore	PA	1999	S	12,863
95 Shannon Road	East Shore	PA	1999	S	21,976
6340 Flank Drive	East Shore	PA	1988	S	68,200
6345 Flank Drive	East Shore	PA	1989	S	69,443
6360 Flank Drive	East Shore	PA	1988	S	46,500
6380 Flank Drive	East Shore	PA	1991	S	32,000
6400 Flank Drive	East Shore	PA	1992	S	52,439
6405 Flank Drive	East Shore	PA	1991	S	32,000
5035 Ritter Road	West Shore	PA	1988	S	56,556
5070 Ritter Road—Building A	West Shore	PA	1989	S	32,000
5070 Ritter Road—Building B	West Shore	PA	1989	S	28,000

	# of Operating Buildings:		16		677,468	—

Total Greater Harrisburg:
Northern/Central New Jersey
101 Interchange Plaza	Exit 8A—Cranbury	NJ	1985	M	43,749
104 Interchange Plaza	Exit 8A—Cranbury	NJ	1990	M	47,677
19 Commerce	Exit 8A—Cranbury	NJ	1989	S	65,277
2 Centre Drive	Exit 8A—Cranbury	NJ	1989	S	16,132
429 Ridge Road	Exit 8A—Cranbury	NJ	1966/1996	M	142,385
431 Ridge Road	Exit 8A—Cranbury	NJ	1958/1998	S	170,000
437 Ridge Road	Exit 8A—Cranbury	NJ	1962/1996	S	30,000
47 Commerce	Exit 8A—Cranbury	NJ	1992/1998	S	41,398
7 Centre Drive	Exit 8A—Cranbury	NJ	1989	S	19,466
8 Centre Drive	Exit 8A—Cranbury	NJ	1986	S	16,199
68 Culver Road	Exit 8A—Cranbury	NJ	2000	M	57,280
4301 Route 1	Monmouth Junction	NJ	1986	M	61,300
695 Route 46	Wayne	NJ	1990	M	157,394
710 Route 46	Wayne	NJ	1985	M	101,791	—

	# of Operating Buildings:		14
Total Northern / Central New Jersey:					970,048	—

TOTAL OFFICE PROPERTIES	# of Operating Buildings:		83		6,472,631	836,588

Retail Properties
114 National Business Parkway	BWI Airport	MD		S	—	10,000

	# of Operating Buildings:		0
TOTAL RETAIL PROPERTIES					—	10,000

TOTAL PORTFOLIO	# of Operating Buildings:		83		6,472,631	846,588

Property Occupancy Rates by Region by Quarter

	Office
	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office	Retail	Total Portfolio

December 31, 2000
Number of Buildings	4	49	14	16	83	0	83
Rentable Square Feet	960,349	3,864,766	970,048	677,468	6,472,631	—	6,472,631
Percent Occupied	100.00%	97.84%	93.07%	93.86%	97.03%	0%	97.03%
September 30, 2000
Number of Buildings	4	47	15	15	81	1	82
Rentable Square Feet	960,349	3,594,058	990,385	657,685	6,202,477	149,191	6,351,668
Percent Occupied	100.00%	97.79%	96.08%	92.82%	97.33%	97.04%	97.33%
June 30, 2000
Number of Buildings	4	47	15	15	81	1	82
Rentable Square Feet	960,349	3,595,118	990,808	657,685	6,203,960	149,191	6,353,151
Percent Occupied	100.00%	97.38%	92.15%	94.47%	96.64%	97.41%	96.66%
March 31, 2000
Number of Buildings	4	44	14	15	77	2	79
Rentable Square Feet	960,349	3,333,590	934,059	657,685	5,885,683	195,325	6,081,008
Percent Occupied	100.00%	98.20%	92.94%	94.70%	97.27%	96.79%	97.26%
December 31, 1999
Number of Buildings	4	44	14	15	77	2	79
Rentable Square Feet	960,349	3,332,641	934,059	657,685	5,884,734	191,337	6,076,071
Percent Occupied	100.00%	97.08%	96.00%	98.00%	97.49%	96.73%	97.46%

Top Twenty Office Tenants as of December 31, 2000
(Dollars and Square Feet in thousands)

Tenant		Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Rental Revenue(1)	Percentage of Total Rental Revenue	Weighted Average Remaining Lease Term(2)
United States of America	(3)	17	868	13.8%	$14,933	14.2%	4.4
Unisys	(4)	3	741	11.8%	7,297	6.9%	8.5
AT&T Local Services & affiliates	(5),(6)	3	229	3.6%	4,569	4.3%	6.7
IBM	(5)	3	200	3.2%	4,069	3.9%	6.6
Magellan Behaviorial Health, Inc.		2	151	2.4%	3,196	3.0%	3.1
Booz Allen Hamilton		4	129	2.1%	2,464	2.3%	3.0
Ciena Corporation		4	202	3.2%	2,365	2.2%	3.4
Merck & Co., Inc.	(4)	1	219	3.5%	2,193	2.1%	8.5
General Dynamics Government Corp.		2	94	1.5%	2,028	1.9%	9.8
Sun Microsystems, Inc.		3	80	1.3%	1,750	1.7%	4.0
Johns Hopkins University	(6)	3	80	1.3%	1,668	1.6%	5.6
Credit Management Solutions, Inc.		1	71	1.1%	1,379	1.3%	7.9
The Associated Press		1	65	1.0%	1,338	1.3%	14.5
Deutsche Banc Alex. Brown		1	84	1.3%	1,303	1.2%	3.4
Mentor Technologies		1	60	1.0%	1,294	1.2%	2.2
Ameritrade Holding Corporation		1	62	1.0%	1,283	1.2%	9.5
Commonwealth of Pennsylvania	(6)	4	94	1.5%	1,233	1.2%	1.7
Honeywell International, Inc.		1	150	2.4%	1,200	1.1%	1.0
Computer Sciences Corporation		1	56	0.9%	1,193	1.1%	1.2
Raytheon E-Systems	(6)	3	65	1.0%	1,176	1.1%	2.5

Subtotal Top 20 Office Tenants		59	3,700	58.8%	57,931	54.9%	5.6
All remaining tenants		341	2,589	41.2%	47,550	45.1%	3.5

Total/Weighted Average		400	6,289	100.0%	$105,481	100.0%	4.6

(1)
Total Rental Revenue is the monthly contractual base rent as of December 31, 2000 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)
Weighting of the lease term was computed using Total Rental Revenue.

(3)
Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)
Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet.

(5)
AT&T Local Services subleases and occupies all of IBM's 200,000 leased rentable square feet through March 2002. AT&T Local Services has signed direct leases for such space (except for 26,928 rentable square feet) from April 1, 2002 through 2006 and 2009. In addition, AT&T Local Services directly leases 57,280 square feet at our 68 Culver property.

(6)
Includes affiliated organizations or agencies.

Total Rental Revenue by Geographic Region by Quarter(1)
(Dollars in thousands)

	2000				1999
	December 31	September 30	June 30	March 31	December 31

Office Properties:
Greater Philadelphia	$2,506	$2,506	$2,506	$2,506	$2,506
Baltimore/Washington Corridor	17,224	17,197	16,297	15,830	12,404
Northern/Central New Jersey	5,311	5,326	4,969	4,706	4,866
Greater Harrisburg	2,271	2,228	2,275	2,395	1,924

Total Office Properties	27,312	27,257	26,047	25,437	21,700

Retail Properties:
Total Retail Properties	72	261	279	281	290

Total Regional Rental Revenue	$27,384	$27,518	$26,326	$25,718	$21,990

(1)
Rental revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments and tenant services income.

Net Operating Income by Geographic Region by Quarter
(Dollars in thousands)

	2000				1999
	December 31	September 30	June 30	March 31	December 31

Office Properties:
Greater Philadelphia	$2,481	$2,482	$2,482	$2,477	$2,490
Baltimore/Washington Corridor	11,571	11,664	11,528	10,681	8,724
Northern/Central New Jersey	3,418	3,458	3,014	2,920	3,065
Greater Harrisburg	1,718	1,683	1,645	1,812	1,591

Total Office Properties	19,188	19,287	18,669	17,890	15,870

Retail Properties:
Total Retail Properties	55	179	222	220	234

Total Regional NOI	$19,243	$19,466	$18,891	$18,110	$16,104

Other income / expenses, net	1,293	523	89	143	597

Total NOI	$20,536	$19,989	$18,980	$18,253	$16,701

Same Office Property Cash Net Operating Income by Quarter (1)
(Dollars in thousands)

	2000				1999
	December 31	September 30	June 30	March 31	December 31

Office Properties:(2)
Greater Philadelphia	$2,364	$2,364	$2,317	$2,319	$2,315
Baltimore / Washington Corridor	8,220	8,053	8,762	8,458	7,867
Northern / Central New Jersey	2,871	2,829	2,383	2,840	2,941
Greater Harrisburg	680	664	619	716	658

Total Office Properties	$14,135	$13,910	$14,081	$14,333	$13,781

Same Office Property GAAP Net Operating Income by Quarter (1)
(Dollars in thousands)

	2000				1999
	December 31	September 30	June 30	March 31	December 31

Office Properties:(2)
Greater Philadelphia	$2,498	$2,498	$2,498	$2,499	$2,496
Baltimore / Washington Corridor	8,356	8,398	9,053	8,744	8,180
Northern / Central New Jersey	3,105	2,964	2,435	2,912	3,013
Greater Harrisburg	695	682	637	737	680

Total Office Properties	$14,654	$14,542	$14,623	$14,892	$14,369

(1)
Net operating income for same office properties has been presented on a GAAP basis and a modified cash basis which removes the effect of straight-line rents from the GAAP net operating income.

(2)
Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Rental Revenue of Expiring Leases (2)	Percentage of Total Rental Revenue Expiring	Total Rental Revenue of Expiring Leases per Occupied Square Foot
				($000s)
2001	83	682,906	10.9%	$10,544	10.0%	$15.44
2002	81	978,397	15.6%	16,777	15.9%	17.15
2003	89	925,536	14.7%	17,108	16.2%	18.48
2004	48	585,463	9.3%	11,006	10.4%	18.80
2005	57	585,929	9.3%	11,125	10.5%	18.99
2006	7	219,722	3.5%	3,775	3.6%	17.18
2007	7	188,326	3.0%	2,938	2.8%	15.60
2008	9	539,101	8.6%	10,440	9.9%	19.37
2009	11	1,193,500	19.0%	13,477	12.8%	11.29
2010	7	325,272	5.2%	6,954	6.6%	21.38
2015	1	65,277	1.0%	1,338	1.3%	20.50

Total/Weighted Average	400	6,289,429	100.0%	$105,481	100.0%	$17.31

NOTE: As of December 31, 2000, the weighted average lease term is 4.6 years.

(1)
Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)
Total Rental Revenue is the monthly contractual base rent as of December 31, 2000 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

Year to Date Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
As of December 31, 2000:
Expiring Square Feet	—	483,339	151,975	65,986	701,300
Vacated Square Feet	—	153,154	42,877	17,377	213,408
Renewed Square Feet	—	330,185	109,098	48,609	487,892
Retention Rate (% based upon square feet)	0.00%	68.31%	71.79%	73.67%	69.57%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	14.10%	20.80%	0.68%	15.65%
Increase in Total Rent—Straight-line	0.00%	10.10%	13.41%	2.22%	10.42%
Increase in Base Rent—Cash	0.00%	10.49%	14.22%	-1.05%	10.59%
Increase in Total Rent—Cash	0.00%	6.64%	4.42%	0.62%	5.71%
Average Capital Cost per Square Foot	$—	$6.27	$21.34	$2.81	$9.28

Quarterly Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
Quarter Ended December 31, 2000:
Expiring Square Feet	—	75,372	3,174	6,623	85,169
Vacated Square Feet	—	29,132	—	—	29,132
Renewed Square Feet	—	46,240	3,174	6,623	56,037
Retention Rate (% based upon square feet)	0.00%	61.35%	100.00%	100.00%	65.80%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	24.55%	21.47%	-17.49%	17.74%
Increase in Total Rent—Straight-line	0.00%	15.08%	11.19%	-9.98%	10.57%
Increase in Base Rent—Cash	0.00%	18.45%	20.00%	-18.85%	13.19%
Increase in Total Rent—Cash	0.00%	9.73%	10.01%	-11.15%	6.66%
Average Capital Cost per Square Foot	$—	$10.27	$17.92	$1.10	$9.72
Quarter Ended September 30, 2000:
Expiring Square Feet	—	186,061	116,771	6,757	309,589
Vacated Square Feet	—	50,043	40,094	6,757	96,894
Renewed Square Feet	—	136,018	76,677	—	212,695
Retention Rate (% based upon square feet)	0.00%	73.10%	65.66%	0.00%	68.70%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	6.31%	32.53%	0.00%	14.75%
Increase in Total Rent—Straight-line	0.00%	4.24%	20.06%	0.00%	9.74%
Increase in Base Rent—Cash	0.00%	3.45%	13.01%	0.00%	6.52%
Increase in Total Rent—Cash	0.00%	1.44%	2.97%	0.00%	1.97%
Average Capital Cost per Square Foot	$—	$5.32	$27.35	$—	$12.57

Quarterly Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
Quarter Ended June 30, 2000:
Expiring Square Feet	—	71,275	10,322	23,483	105,080
Vacated Square Feet	—	34,644	—	3,920	38,564
Renewed Square Feet	—	36,631	10,322	19,563	66,516
Retention Rate (% based upon square feet)	0.00%	51.39%	100.00%	83.31%	63.30%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	18.79%	15.87%	4.15%	17.03%
Increase in Total Rent—Straight-line	0.00%	14.10%	4.75%	3.69%	11.05%
Increase in Base Rent—Cash	0.00%	13.92%	14.87%	0.78%	13.14%
Increase in Total Rent—Cash	0.00%	9.43%	3.42%	0.38%	7.33%
Average Capital Cost per Square Foot	$—	$7.40	$19.95	$4.58	$9.85
Quarter Ended March 31, 2000:
Expiring Square Feet	—	150,631	21,708	29,123	201,462
Vacated Square Feet	—	39,335	2,783	6,700	48,818
Renewed Square Feet	—	111,296	18,925	22,423	152,644
Retention Rate (% based upon square feet)	0.00%	73.89%	87.18%	76.99%	75.77%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	14.11%	12.66%	15.09%	14.06%
Increase in Total Rent—Straight-line	0.00%	10.72%	7.59%	14.06%	10.63%
Increase in Base Rent—Cash	0.00%	12.14%	12.09%	14.66%	12.38%
Increase in Total Rent—Cash	0.00%	8.81%	7.17%	13.64%	9.05%
Average Capital Cost per Square Foot	$—	$4.25	$1.46	$3.24	$3.84
Quarter Ended December 31, 1999:
Expiring Square Feet	—	75,165	3,274	89,542	167,981
Vacated Square Feet	—	3,996	3,274	25,567	32,837
Renewed Square Feet	—	71,169	—	63,975	135,144
Retention Rate (% based upon square feet)	0.00%	94.68%	0.00%	71.45%	80.45%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	14.45%	39.85%	12.14%	17.90%
Increase in Total Rent—Straight-line	0.00%	13.00%	40.08%	10.85%	16.79%
Increase in Base Rent—Cash	0.00%	9.22%	31.03%	10.36%	13.01%
Increase in Total Rent—Cash	0.00%	7.87%	31.80%	9.25%	12.14%
Average Capital Cost per Square Foot	$—	$5.44	$37.73	$1.39	$8.68

Acquisition Summary as of December 31, 2000
(Dollars in Thousands)

	Submarket	Acquisition Date	Square Feet	Occupied Sq Ft at Acquisition	Occupancy Percentage at Acquisition	December 31, 2000 Occupancy Percentage	Investment(1)
Individual
7240 Parkway Drive	BWI Airport	4/18/2000	73,500	73,500	100.0%	98.3%	$7,464
9140 Route 108	Howard County Perimeter	12/14/2000	150,000	150,000	100.0%	100.0%	7,149

Total			223,500	223,500			$14,613

Disposition Summary as of December 31, 2000
(Dollars in Thousands)

	Submarket	Disposition Date	Square Feet	Gross Sales Proceeds	Debt Assumption or Repayment	Net Cash Proceeds
Individual Retail Properties
2100 S. Broadway	Minot, ND	6/19/2000	46,134	$2,970	$2,432	$538
322 Marlboro Street	Easton, MD	11/10/2000	149,191	5,800	2,755	3,045

			195,325	$8,770	$5,187	$3,583

Individual Office Properties
3 Centre Drive	Cranbury, NJ	12/28/2000	20,436	$2,790	$1,755	$1,035

(1)
Recorded investment by property as of December 31, 2000.

NOTE: COPT classifies its acquisitions by type — entity, portfolio or individual acquisitions. Entity acquisitions are defined as mergers of significant portfolios of $100 + million with strong management organizations and a regional presence.

DEVELOPMENT SUMMARY AS OF DECEMBER 31, 2000
(Dollars in Thousands except per square foot data)

Property and Location		Submarket	Rentable Square Feet	Percentage Pre-Leased or Committed	Anticipated Cost per Rentable Square Foot	Anticipated Cost	Cost to date	Anticipated Stabilization/ Delivery
Under Construction
6750 Alexander Bell Drive Columbia, MD	(1)	Howard County Perimeter	78,460	87.00%	$163	$12,823	$12,452	January 2001
1304 Concourse Drive Linthicum, MD	(2)	BWI Airport	100,000	0.00%	166	16,572	7,097	September 2001
2701 Phoenix Road (201 NBP) Annapolis Junction, MD	(3)	BWI Airport	118,000	51.91%	155	18,313	5,280	September 2001
6731 Columbia Gateway Drive Columbia, Maryland	(4)	Howard County Perimeter	122,889	0.00%	176	21,613	6,933	November 2001
2711 Phoenix Road (211 NBP) Annapolis Junction, MD	(5)	BWI Airport	150,000	100.00%	174	26,135	5,615	March 2002

Total Under Construction:			569,349	49.09%	$168	$95,456	$37,376

Under Development
114 National Business Parkway Annapolis Junction, MD		BWI Airport	10,000	100.00%	$164	$1,644	$528	July 2001
Robert Fulton Drive—Phase I Columbia, Maryland	(6)	Howard County Perimeter	144,350	0.00%	119	17,247	4,536	October 2001
6711 Columbia Gateway Drive Columbia, Maryland		Howard County Perimeter	122,889	0.00%	179	22,000	4,257	(7)

Total Under Development:			277,239	3.61%	$147	$40,891	$9,321

TOTAL / AVERAGE			846,588	34.20%	$161	$136,347	$46,697

(1)
We obtained a $9,325 construction loan and $6,350 is outstanding as of December 31, 2000.

(2)
We obtained a $11,800 construction loan and $1,626 is outstanding as of December 31, 2000.

(3)
On September 29, 2000, we contributed this development asset into a joint venture. The joint venture obtained a $13,725 construction loan in October 2000 and $1,667 is outstanding as of December 31, 2000.

(4)
We obtained a $15,750 construction loan. No draws have been made as of December 31, 2000.

(5)
On December 15, 2000, we contributed this development asset into a joint venture. The joint venture has obtained a $20,550 construction loan commitment.

(6)
We participate in the development of this asset through a joint venture arrangement.

(7)
Construction and delivery is contingent upon completion and lease-up of 6731 Columbia Gateway Drive. We obtained a $2,000 land loan in December 2000.

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